SECOND AMENDMENT
                             TO EMPLOYMENT AGREEMENT
                             DATED SEPTEMBER 9, 1998

     Reference is made to the Executive Employment Agreement dated as of September 9, 1998, as amended on April 11, 1999 (the "Agreement") by and between
J. Baker, Inc. and Michael Fine. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

     1. Paragraph 3(a) of the Agreement is hereby amended by deleting the figure "$400,000" in the second line thereof and inserting in its place the figure "$440,000."

     2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 30, 2001" in the fourth line thereof and inserting in its place the phrase "ending on April 30, 2002".

     3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:   /s/ Alan I. Weinstein                 4/4/00
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         Alan I. Weinstein                  Date
         President and
         Chief Executive Officer




   /s/ Michael Fine                         4/5/00
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         Michael Fine                       Date